fcx.com FCX Conference Call 2nd Quarter 2025 Results July 23, 2025

Cautionary Statement This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to business outlook, strategy, goals or targets, and the underlying assumptions and estimated impacts on FCX’s business and stakeholders related thereto; global market conditions, including trade policies; ore grades and milling rates; production and sales volumes; unit net cash costs (credits) and operating costs; capital expenditures; operating plans, including mine sequencing; cash flows; liquidity; PT Freeport Indonesia’s (PTFI) full production and ramp-up of its new downstream processing facilities; potential extension of PTFI’s special mining business license (IUPK) beyond 2041; export licenses, export duties and export volumes, including PTFI’s ability to continue exports of copper concentrate until full ramp-up is achieved at its new smelter in Indonesia; timing of shipments of inventoried production; FCX’s sustainability-related commitments and targets; FCX’s overarching commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; achievement of FCX’s 2030 climate targets and its 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of sett lements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper and gold; PTFI’s ability to export and sell or inventory copper concentrates through the full ramp-up of its new smelter in Indonesia; changes in export duties and tariff rates; achieving full production and ramp-up of PTFI’s new downstream processing facilities; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions, including market volatility regarding trade policies and tariff uncertainty; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine or inventory; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PTFI’s IUPK to extend mining rights from 2031 through 2041; process relating to the extension of PTFI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; impacts, expenses or results from litigation or investigations; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which are as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and molybdenum and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 2Q25 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 33. For forward-looking unit net cash costs (credits) per pound of copper and molybdenum measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods, and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

POWERING PROGRESS

2Q25 Highlights

FREEPORT
FOREMOST IN COPPER

- **Strong operating performance**
  - Copper and gold sales above April 2025 guidance
  - Unit net cash costs significantly below April 2025 guidance
- **Benefiting from favorable pricing for U.S. copper sales and global gold sales**
- **Strong Adjusted EBITDA and Cash Flow generation**
- **Commenced start-up activities at the new Indonesia smelter in May 2025**
  - First copper cathode expected in July 2025
- **Advancing innovative copper leaching initiatives and organic growth opportunities**
- **Shareholder returns total $0.5 bn 1H25, including $0.1 bn of share repurchases**
- **Strong financial position and favorable market fundamentals and outlook**

Key Stats	2Q25	1H25
Copper Sales *(mm lbs)*	1,016	1,888
Gold Sales *(k ozs)*	522	650
Copper Realization *($/lb)*	$4.54	$4.48
Gold Realization *($/oz)*	$3,291	$3,260
Unit Net Cash Costs *($/lb)*	$1.13	$1.56


2Q25
($ bns)
1H25
($ bns)
$3.2 (1)
$2.2 (2)
$1.0 (3)
$5.1 (1)
$3.3 (2)
$1.9 (3)
Adjusted EBITDA
Operating Cash Flow
CAPEX, excl. Smelter
Adjusted EBITDA
Operating Cash Flow
CAPEX, excl. Smelter

(1) A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 33.
(2) Net of working capital and other uses of <$0.1 bn for 2Q25 and $0.3 bn for 1H25.
(3) 2Q25 includes $0.6 bn for major projects and excludes $0.3 bn for PTFI's new downstream processing facilities; 1H25 includes $1.2 bn for major projects and excludes $0.5 bn for PTFI's new downstream processing facilities.
NOTE: Refer to non-GAAP disclosure on slide 2.

3

Pursuing Value For All Stakeholders Execute Our Operating Plans Capture Value Through Innovation Enhance Optionality for Future Growth Deliver on New PTFI Smelter Improve efficiencies, reduce costs and deliver on our projects Achieve objective of being a fully integrated producer in Indonesia Technology initiatives have potential to reduce costs and capital intensity to create meaningful long-term value Bagdad, El Abra and Safford are established long-lived copper districts with opportunities to expand capacity 2025 Focus Areas 4 Add Scale in Leach Initiative Target run rate of 300 mm lbs per annum by year-end 2025 and build on and further define the path to 800 mm lbs per annum

Copper – Metal of Electrification • Prices up YTD with COMEX outperforming international benchmark on U.S. tariff news • Despite economic and trade uncertainties, demand drivers remain positive – Electrification, AI buildout and power grids • Global exchange inventories remain low • Absence of material near-term supply growth • Favorable long-term fundamentals Over 65% of the world’s copper is used in applications that deliver electricity* Infrastructure • Backbone of construction and urbanization • Possesses best electrical and thermal conductivity of any industrial metal Technology • Demand expected to benefit from advances in AI, communications and expanding connectivity Decarbonization • Critical to energy efficiency • High intensity use in clean energy applications, including solar and renewables Transportation • Essential material component of electric vehicles / hybrids • Used in electric motors, batteries, inverters, wiring and charging stations * Source: internationalcopper.org 5 Metal of the Future

U.S. Copper Pricing 6 $3.85 $4.15 $4.24 $4.32 $4.45 $3.85 $4.22 $4.57 $4.72 $5.70 2023 2024 1Q25 2Q25 Current* L M E C O M E X LME and COMEX Copper Price Averages Source: Bloomberg * As of 7/22/25 COMEX premium to LME 0% 2% 8% 9% 28% Section 232 Investigation on Copper • In February 2025, the President identified copper as critical to U.S. national security, economic strength, and industrial resilience. • The Secretary of Commerce was directed to investigate the impact of copper imports on national security under the Trade Expansion Act. • In July 2025, the President announced a 50% tariff on copper imports with an expected effective date of August 1, 2025. • The tariff follows a national security assessment highlighting copper’s essential role in an array of industries. • The specific tariff schedule and list of affected copper products are pending.Current 28% premium equivalent to ~$1.7 bn per annum in estimated additional cash flow

POWERING PROGRESS

Freeport – *America's Copper Champion*

FREEPORT
FOREMOST IN COPPER

- Strong U.S. franchise
- Long-standing history in U.S. dating back to late 1800s
- Dominant U.S. copper producer
  - Operations account for **~70%** of total U.S. refined production
  - Integrated producer with smelter, refineries and rod mills
- Proven track record of trust with communities
- One of the largest U.S. copper resource positions
- Uniquely positioned to increase U.S. copper production
  - Innovative leach opportunities
  - Portfolio of brownfield expansions
- Employs over 39,000 workers in the U.S. (including 25,000 contractors)
- U.S. represents approximately one-third of FCX's copper production, 43% of reserves and 46% of copper resources

Fully integrated operations in Southwest U.S.


Upstream copper mines with SX/EW facilities
Downstream smelting and refining facilities
ARIZONA
NEW MEXICO
TEXAS
EL PASO
Copper Refinery and Rod Mill
CHINO
TYRONE
MORENCI
BAGDAD
SAFFORD/LONE STAR
SIERRITA
MIAMI
Mine, Copper Rod Plant & Smelter

7

POWERING PROGRESS

Freeport – Significant Producer of Refined Copper

FREEPORT
FOREMOST IN COPPER


Copper Smelting & Refining Facilities
Arizona / New Mexico
U.S. Mines with SX/EW Refineries:
Morenci, Bagdad, Safford, Sierrita, Miami, Chino and Tyrone
Miami, Arizona
Copper Smelter and Rod Plant
El Paso, Texas
Copper Refinery and Rod Mill
Huelva, Spain
Atlantic Copper Smelter and Refinery
Peru / Chile
S.A. Mines with SX/EW Refineries:
Cerro Verde and El Abra
Gresik, Indonesia
PT Smelting Co. Copper Smelter and Refinery
Gresik, Indonesia
New Smelter & Refinery (Copper) and Precious Metals Refinery


2025e Mine Production*
By Region
Indonesia 39%
South America 27%
United States 34%
Cathode Production
Leach Processing 25%
Smelting 75%

* Leach represents ~60% of U.S. production and 25%-30% in South America; Indonesia will be 100% refined following ramp up of new downstream processing facilities.

e = estimate

8

POWERING PROGRESS

2Q25 Operations Update

FREEPORT
FOREMOST IN COPPER

United States

Cu Sales: 308 mm lbs
Unit Net Cash Costs: $3.04/lb

- Ongoing focus on increasing volumes/ reducing costs
  - Commenced large-scale testing of internal additive
- Targeting further volume and cost improvement for 2026 and 2027
- Targeting increased run rate of 300 mm lbs per annum by YE 2025 from low-cost leaching initiative
  - Lab tests of additional internal additives showing encouraging results
- Technology opportunities in focus
  - Conversion of Bagdad autonomous haulage near completion
  - New initiative advancing to use technology for greater efficiencies and cost reduction

South America

Cu Sales: 265 mm lbs
Unit Net Cash Costs: $2.46/lb

- Cerro Verde mill continues to exceed 400k t/d
- Unit net cash costs in line with 2Q24
- Pursuing innovative leach opportunities at El Abra; heat trials expected in 2026

Indonesia

Cu Sales: 443 mm lbs
Au Sales: 518 k ozs
Unit Net Cash Credits: 99¢/lb

- Reduced inventory from high levels in 1Q; sales exceeded production
- SAG2 maintenance progressing for expected completion in 3Q25
- Near-term mine plan revisions incorporate timing of ore grades
- Commenced start-up activities at the new Indonesia smelter in May 2025
  - Production of first copper anode achieved in July 2025
- Completion of smelter provides foundation to apply for extension of long-term operating rights

NOTE: Refer to non-GAAP disclosure on slide 2.

9

POWERING PROGRESS

Grasberg Ore Grade Modeling Revisions

FREEPORT
FOREMOST IN COPPER

- **Grasberg Block Cave average reserve grade is 0.99% copper and 0.66 grams/ tonne for gold**
  - Significant variation within the ore body, particularly for gold
- **Updated forecast reflects timing differences associated with ore grade modeling**
- **Recalibration of ore grade modeling utilized extensive data from over 900 drawpoints in Grasberg Block Cave**
- **New model expected to better anticipate timing of ore grade flows**
- **Sales forecast also incorporates accelerated timing of smelter ramp-up and inventory timing impacts (80 mm lbs of cu and 125k ozs au)**
  - Quarterly sales vs production expected to have higher variability in future until new smelter reaches steady state


April Estimates
July Estimates
5-Year Total
Production
Copper (bn lbs)
Gold (mm ozs)
1.5
1.6
1.7
1.6
1.5
1.3
1.7
1.6
8.4
7.2
8.4
7.0
2025e
2026e
2025e
2026e
Apr-25e
Jul-25e
% Change
Copper: -
Gold: -3%

e = estimate

10

Organic Growth Options 11 Indonesia 23% U.S. 47% Chile 30% Indonesia 100% Copper projects estimated to total 2.5 billion lbs per annum Copper Gold Kucing Liar development estimated to total 0.5 million ozs per annum For additional details, see project pipeline progress report on slide 26.

Annual Sales Profile July 2025 Estimate 12 NOTE: Consolidated copper sales include 1.38 bn lbs in 2024, 1.28 bn lbs in 2025e, 1.42 bn lbs in 2026e and 1.40 bn lbs in 2027e for noncontrolling interests; excludes purchased copper. 2025 estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather-related conditions; timing of shipments and other factors. e = estimate. NOTE: Consolidated gold sales include 931k ozs in 2024, 681k ozs in 2025e, 820k ozs in 2026e and 769k ozs in 2027e for noncontrolling interests. 2025 estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather-related conditions; timing of shipments and other factors. (million lbs) Moly Sales (billion lbs) Copper Sales 0 1 2 3 4 5 2024 2025e 2026e 2027e 4.1 3.95 4.3 4.3 0 25 50 75 100 2024 2025e 2026e 2027e 78 82 95 90 1.8 0 1 2 2024 2025e 2026e 2027e 1.3 1.6 1.5 Gold Sales (million ozs)

$0 $4 $8 $12 $16 $20 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’26e/’27e EBITDA and Cash Flow at Various Copper Prices Assuming $3,300/oz gold, $22/lb molybdenum 13 NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (1) U.S. Dollar Exchange Rates: 938 Chilean peso, 16,000 Indonesian rupiah, $0.65 Australian dollar, $1.15 euro, 3.62 Peruvian sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA Sensitivities Average ’26e/’27e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $330 COMEX Premium to LME +/-$0.10/lb $135 Molybdenum +/-$1.00/lb $ 85 Gold +/-$100/oz $100 Currencies (1) +/-10% $165 Diesel +/-10% $ 50 Copper +/-$0.10/lb $425 COMEX Premium to LME +/-$0.10/lb $135 Molybdenum +/-$1.00/lb $ 90 Gold +/-$100/oz $150 Currencies (1) +/-10% $235 Diesel +/-10% $ 75 25% COMEX Premium 50% COMEX Premium 25% COMEX Premium 50% COMEX Premium $0 $4 $8 $12 $16 $20 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’26e/’27e

Consolidated Capital Expenditures Excluding Indonesia Downstream Projects CAPEX (1) 2024 2025e 2026e Major Projects (2) (1) CAPEX for PTFI’s new downstream processing facilities includes $1.1 bn in 2024 and $0.6 bn in 2025e, which primarily reflects payment of costs incurred in 2024 and excludes capitalized interest. (2) Planned projects primarily include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and a portion of spending on the new gas-fired combined cycle facility. NOTE: Amounts include capitalized interest. Discretionary CAPEX and spending on downstream processing facilities will be excluded from the free cash flow (as defined on slide 15) calculation for purposes of the performance- based payout framework. e= estimate. $1.6 $1.1 Planned Discretionary Planned Discretionary $1.6 $4.3 Other Other $1.5 $1.1 Planned Discretionary $1.0 $3.6 Other $1.6 $1.2 $1.7 $4.5 40% 22% 13% 12% 13% Kucing Liar Bagdad Early Works Grasberg Energy Transition Atlantic Copper CirCular Other 2026e Projected Discretionary Spending by Project 2025e ($ in bns) 14 50% 26% 14% 4% 6% Note: Other includes Grasberg Mill Recovery (2025), Safford 120k stacking and leach innovation spending. For additional details on discretionary spending see slide 31.

POWERING PROGRESS

Financial Policy: Performance-Based Payout Framework

~50% free cash flow(1) for shareholder returns

FREEPORT
FOREMOST IN COPPER

Maintaining Strong Balance Sheet

- Strong credit metrics
- Investment Grade rated by S&P, Moody's and Fitch
- Net debt, excluding downstream projects, below $3-4 bn threshold(2)



$3.4
Net Debt, excluding Indonesia downstream projects
($ in bns)
$1.5
6/30/2021
6/30/2025

Providing Cash Returns to Shareholders

$5.2 bn Distributed Since 6/30/21



Base Dividend 33%
Share Repurchases(3) 38%
Variable Dividend 29%

Advancing Organic Growth Opportunities

- Positioned for future growth
- Organic project pipeline
  - Leach innovation initiatives
  - Kucing Liar/Grasberg District
  - Bagdad 2X
  - El Abra expansion
  - Lone Star sulfide expansions

Board reviews structure of performance-based payout framework at least annually

(1) *Free cash flow equals available cash flows generated after planned capital spending (excluding PTFI's new downstream processing facilities funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.*
(2) *Net debt equals consolidated debt less consolidated cash and cash equivalents. Net debt for 6/30/25 excludes $3.2 bn of debt associated with PTFI's new downstream processing facilities.*
(3) *FCX has acquired 52 mm shares of its common stock for a total cost of $2 bn ($38.51 avg. cost per share) under its share repurchase program since November 2021, including 2.9 mm shares for a total of $107 mm in 1H25.*
NOTE: Refer to non-GAAP disclosure on slide 2.

15

Leadership Position in Critical Metal 16 Organic Growth Pipeline Strong Global Leader with Valuable U.S. Franchise Significant Gold Producer Large Scale Producer Freeport – Store of Value

17 Reference Slides

Financial Highlights 18 Copper Consolidated Volumes, excluding purchases (mm lbs) 1,016 931 Average Realization (per lb) $ 4.54 $ 4.48 Site Production & Delivery Costs (per lb) $ 2.71 $ 2.56 Unit Net Cash Costs (per lb) $ 1.13 $ 1.73 Gold Consolidated Volumes (000’s ozs) 522 361 Average Realization (per oz) $3,291 $2,299 Molybdenum Consolidated Volumes (mm lbs) 22 21 Average Realization (per lb) $21.10 $21.72 2Q25 (1) Includes $3.0 bn in senior notes issued by PTFI, and as of 6/30/25, $0.25 bn in borrowings under the PTFI revolver. NOTE: Refer to non-GAAP disclosure on slide 2. Revenues $ 7.6 $ 6.6 Net Income Attributable to Common Stock $ 0.8 $ 0.6 Diluted Net Income Per Share $ 0.53 $ 0.42 Operating Cash Flows $ 2.2 $ 2.0 Capital Expenditures $ 1.3 $ 1.1 Total Debt $ 9.3 $ 9.4 Consolidated Cash and Cash Equivalents $ 4.5 $ 5.3 (in billions, except per share amounts) | Sales Data | Financial Results 2Q24 (1)

2Q25 Mining Operating Summary 19 (1) Includes 4 mm lbs in 2Q25 and 6 mm lbs in 2Q24 from South America. (2) Silver sales totaled 0.8 mm ozs in 2Q25 and 0.9 mm ozs in 2Q24. (3) Silver sales totaled 1.1 mm ozs in 2Q25 and 1.3 mm ozs in 2Q24. (4) Indonesia includes 33¢/lb and consolidated includes 14¢/lb for PTFI’s export duties. NOTE: Refer to non-GAAP disclosure on slide 2. Site Production & Delivery, excl. adjs. $3.44 $2.76 $2.17 $2.71 By-product Credits (0.55) (0.37) (3.98) (2.01) Treatment Charges 0.15 0.06 0.19 0.15 Royalties & Export Duties - 0.01 0.63 0.28 Unit Net Cash Costs (Credits) $3.04 $2.46 $(0.99) $1.13 United South States America Indonesia Consolidated (per lb of Cu)2Q25 Unit Net Cash Costs (Credits) United States 2122 (1) 292308 2Q25 2Q24 Indonesia (3) 337 443 356 518 South America 265 302 by RegionSales From Mines for 2Q25 2Q25 2Q24 2Q25 2Q24 2Q25 2Q242Q25 2Q24 (2) (4) (1) (4) Au 000’s ozs Mo mm lbs Cu mm lbs

Strong Balance Sheet and Liquidity Attractive Debt Maturity Profile 20 $0 $2 $4 $6 $8 2025 2026 2027 2028 2029 2030 Thereafter (US$ bns) $4.9 5.40% & 5.45% Sr. Notes and FMC Sr. Notes PTFI Revolver $ 0.3 FCX/FMC Senior Notes/Other 6.0 PTFI Senior Notes 3.0 Total Debt $ 9.3 Cons. Cash and Cash Equivalents $ 4.5 Net Debt (1) $ 4.8 Net Debt/Adjusted EBITDA(2) 0.5x $ - at 6/30/25Total Debt & Cash $ - $1.7 (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PTFI Sr. Notes 5.315% & 6.2% PTFI Sr. Notes Significant liquidity ▪ $4.5 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.5 bn in availability under PTFI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.125% & 4.375% Sr. Notes $1.2 $0.5 5.25% Sr. Notes 4.25% & 4.625% Sr. Notes $1.0 PTFI Revolver (1) Includes $3.2 bn of debt associated with PTFI’s new downstream processing facilities. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. NOTE: Refer to non-GAAP disclosure on slide 2. Atlantic Copper

POWERING PROGRESS

2025e Outlook

FREEPORT
FOREMOST IN COPPER

Sales Outlook

- **Copper:** 3.95 billion lbs
- **Gold:** 1.3 million ozs
- **Molybdenum:** 82 million lbs

Unit Net Cash Cost of Copper

- **Site prod. & delivery**
  - 2025e: $2.64/lb
  - 3Q25e: $2.70/lb
- **After by-product credits**(1)
  - 2025e: $1.55/lb(2)
  - 3Q25e: $1.59/lb

Operating Cash Flows (1,3)

- **~$7 billion** @ $4.40/lb copper for 2H25e (~$7.9 bn using current COMEX premium of $1.25/lb)
- **Each 10¢/lb change** in copper for 2H25e = $210 million impact
- **Each 10¢/lb premium** in COMEX vs. LME for 2H25e = ~$70 million impact

Capital Expenditures

- **$4.3 billion** (excluding PTFI's downstream projects)
  - $2.7 billion for major projects(4)
  - $1.6 billion for other projects

(1) Assumes average prices of $3,300/oz gold and $22/lb molybdenum for 2H25e.
(2) 2025e consolidated unit net cash costs include 7¢/lb for PTFI export duties.
(3) Each $100/oz change in gold is estimated to have an approximate $70 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $55 mm impact.
(4) Major projects CAPEX includes $1.1 bn for planned projects and $1.6 bn of discretionary projects.
NOTE: Copper and gold sales estimates are dependent on operational performance; the ramp-up of PTFI's new downstream processing facilities; weather-related conditions; timing of shipments and other factors.
e = estimate. Refer to non-GAAP disclosure on slide 2.

21

POWERING PROGRESS

2025e Operational Data

2025e Sales *by Region*


United States
South America
Indonesia(2)
1,331
Cu mm lbs
82 (1)
Mo mm lbs
1,075
Cu mm lbs
1,542
Cu mm lbs
1.3 (3)
Au mm ozs

2025e Unit Net Cash Costs / (Credits) (4)	United States	South America	Indonesia	Consolidated
Site Production & Delivery (5) *(per lb of Cu)*	$3.44 (6)	$2.83	$1.82	$2.64
By-product Credits	(0.55)	(0.39)	(2.94)	(1.44)
Treatment Charges	0.13	0.07	0.27	0.17
Royalties & Export Duties	0.00	0.01	0.46 (7)	0.18 (7)
Unit Net Cash Costs / (Credits)	**$3.02**	**$2.52**	**$(0.39)**	**$1.55**

(1) Includes molybdenum produced in South America.
(2) Copper and gold sales estimates are dependent on operational performance; the ramp-up of PTFI's new downstream processing facilities; weather-related conditions; timing of shipments and other factors.
(3) Includes gold produced in U.S.
(4) Estimates assume average prices of $3,300 oz gold and $22/lb molybdenum for 2H25e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(5) Production costs include profit sharing in South America and severance taxes in U.S.
(6) Excludes potential impacts from proposed tariffs announced to date. Efforts underway to mitigate potential impacts.
(7) Indonesia includes 19¢/lb and consolidated includes 7¢/lb for export duties at PTFI.
NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

22

2025e Quarterly Sales 23e = estimate. (million lbs) Moly Sales (million lbs) Copper Sales Gold Sales (000’s ozs) 0 150 300 450 600 1Q25 2Q25 3Q25e 4Q25e 128 522 350 335 0 200 400 600 800 1000 1200 1Q25 2Q25 3Q25e 4Q25e 872 1,016 990 1,070 0 5 10 15 20 25 1Q25 2Q25 3Q25e 4Q25e 20 22 18 22 NOTE: Consolidated copper sales include 275 mm lbs in 1Q25, 348 mm lbs in 2Q25, 312 mm lbs in 3Q25e and 347 mm lbs in 4Q25e for noncontrolling interests; excludes purchased copper. Estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather-related conditions; timing of shipments and other factors. NOTE: Consolidated gold sales include 64k ozs in 1Q25, 266k ozs in 2Q25, 179k ozs in 3Q25e and 172k ozs in 4Q25e for noncontrolling interests. Estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather-related conditions; timing of shipments and other factors.

Grasberg Minerals District Mine Plan Metal Production, 2024 – 2029e 24 1.8 1.5 1.7 1.8 1.8 1.6 1.9 1.3 1.6 1.5 1.4 1.2 2024 2025e 2026e 2027e 2028e 2029e NOTE: Amounts are projections. Timing of annual production will depend on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather-related conditions; timing of shipments and other factors. FCX’s economic interest in PTFI is 48.76%. PTFI expects to defer a portion of production in inventory until final sale upon ramp up of its new downstream processing facilities. This is not expected to result in a significant change in PTFI's economics but will impact the timing of PTFI's sales. e = estimate. | Copper 2025e – 2029e Total: 8.4 billion lbs copper Annual Average: ~1.7 billion lbs | Gold 2025e – 2029e Total: 7.0 million ozs gold Annual Average: ~1.4 million ozs Cu bn lbs Au mm ozs

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PTFI's IUPK Extension Update

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- **Government issued regulation in 2Q24 to allow life-of-mine extension**
- **Conditions for IUPK holders include**
  - Ownership of integrated downstream facilities that have entered the operational stage
  - Domestic ownership of at least 51% and agreement with a state-owned enterprise for an additional 10% ownership beginning in 2041
  - Commitments for additional exploration and increases in refining capacity approved by the Ministry of Energy and Mineral Resources
- **Application for extension may be submitted at any time prior to the current IUPK expiration**
- **PTFI expects to apply for an extension during 2025**
- **Extension would enable continuity of large-scale operations for the benefit of all stakeholders**
  - Would provide growth options through additional resource development opportunities

Potential beyond 2041


Mineral Resources
Potential/Exploration Targets
Plan View
View Looking Northeast
GBT OP
In-fill drilling of Grasberg BC & Kucing Liar Resources
Deeper Extension of Big Gossan mineralization
Deeper extension of DMLZ mineralization

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Project Pipeline Progress Report

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New Leach Technologies — Americas

LEACH TO THE LAST DROP

- Sustaining initial target of ~200 mm lbs/yr
- High probability of increasing to ~300 – 400 mm lbs/yr in 2026
- Driving innovation toward 800 mm lbs/yr over next 3-5 yrs

<$1 billion

Bagdad Expansion — Arizona

BAGDAD 2X BAGDAD

- Targeting investment decision by YE 2025 with start-up in 2029
- 200 – 250 mm incremental lbs/yr
- Derisking in progress with autonomous conversion, tailings infrastructure investment and housing

Incremental investment $3.5 billion based on recent feasibility

Incentive Price: <$4/lb

Lone Star Expansions — Arizona

SAFFORD OPERATIONS LONE STAR

- Advancing pre-feasibility study with expected completion in 2026
- Targeting incremental addition of 300 – 400 mm lbs/yr beginning in 2030s
- Substantial resource

Developing estimate

El Abra Expansion — Chile

EL ABRA

- Preparing EIS, targeting submission in early 2026
- 3-yr permitting process
- 4-yr construction
- Potential start-up in 2033 timeframe
- ~750 mm lbs/yr
- Potential reserve adds: ~20 bn lbs

~$7.5 billion (under review)

Excludes $2 billion for extension of leach operations

Incentive Price: <$4/lb

Grasberg District — Indonesia

PT FREEPORT INDONESIA

- Kucing Liar project in development
  - Ramp-up to commence prior to 2030
  - 560 mm lbs Cu & 520 k oz Au per annum reflected in base plan
- Extension of mining rights beyond 2041 would create opportunities for future growth

~$4 billion remaining for Kucing Liar

$0.8 billion incurred to date

ANTICIPATED CAPITAL INVESTMENT

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Americas Leach Innovation Initiatives Low Cost, High Value 27 South America 16% Other U.S. 34% Morenci 50% * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. Significant Potential Phase 1 Proving Concept 25% Phase 2 Scaling in progress 25% Phase 3 Innovation in progress 50% 39 bn lbs Contained * ~800 mm lbs/annum 50 144 214 350 800 2022 2023 2024 2026e By 2030e Scaling the Opportunity (mm lbs) Long-term Production Target ✓300-400 | Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques

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Bagdad 2X Expansion Update

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- **Operation located in northwest Arizona**
- **Reserve life exceeds 80 years**
- **Converting existing manned haul truck fleet to 100% autonomous**
- **Potential expansion to double concentrator capacity**
- **Completed technical and economic studies in late 2023**
  - Expected to expand concentrator capacity by ~90 - 105k t/d
  - Project capital approximates $3.5 billion (continues to be reviewed)
  - Economics indicate incentive copper price of <$4.00/lb
  - Expected to add incremental production of 200 - 250 mm lbs/yr of copper and ~10 mm lbs/yr of molybdenum
  - Construction timeline: 3 - 4 years
- **Investment decision pending copper market conditions and other factors**
- **Advancing activities for expanded tailings infrastructure to enhance project optionality**


BAGDAD
2X
BAGDAD

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Autonomous Haulage at Bagdad 29 • Bagdad expected to become first U.S. mine with a fully autonomous haulage system • Converting existing manned fleet to 100% autonomous – 26 of 33 trucks completed to date – CAPEX ~$80 mm • Potential for efficiency gains / productivity improvements • Initiative helps alleviate hiring needs and housing challenges • Emissions reduction expected from reduced idle time and improved efficiency • Project will position us to capitalize on future technological advancements in electrification

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Combined Cycle Gas Turbine Power Plant at Grasberg

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- Completed feasibility study to replace existing coal plant at Grasberg with 265 MW gas-fired combined cycle facility
- ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units); costs expected to be incurred over the next three years
- LNG supplied to a floating storage and regas unit permanently moored offshore; natural gas delivered via subsea pipeline to dual fuel power plant and CCGT
- Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply
- Expected to meaningfully reduce Grasberg's Scope 1 greenhouse gas emissions


Offshore
LNG Carrier
LNG transfer
Floating Storage & Regas Unit (FSRU)
Subsea gas pipeline
Portsite
Dual Fuel Power Plant (DFPP)
New Combined Cycle Gas Turbine Power Plant (CCGT)




CCGT
Dual Fuel Power Plant
Coal Stockpile
Coal Plant
New Camp
Concentrate Facilities
PORTSITE

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Discretionary Capital Projects*

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Kucing Liar

- Commenced 10-year mine development in 2022
- Sustain large-scale, low-cost Cu & Au production
- Capital investment: ~$500 mm/yr average (~$600 mm in 2025e) over next 7 to 8 years
- 7 bn lbs copper & 6 mm ozs gold through 2041
  - ~ 560 mm lbs & 520k ozs per annum

Bagdad 2X Expansion

- Potential expansion to double concentrator capacity
- Completed feasibility study in late 2023 (see slide 28)
- Expanding tailings infrastructure and early works: ~$325 mm in 2025e

Grasberg Energy Transition to Natural Gas

- Advancing plans to transition existing energy source from coal to natural gas
- CAPEX of ~$200 mm in 2025e (see slide 30) net of avoided coal cost

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$435 mm (~$180 mm in 2025e)
- Expect to commence production in 2026e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and PTFI's new downstream processing facilities will be excluded from the free cash flow calculation (defined on slide 15) for purposes of the performance-based payout framework.

NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

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The Copper Mark Recognition for Responsible Production • The Copper Mark is an assurance framework developed to demonstrate the copper industry’s responsible production practices • FCX has achieved, and is committed to maintaining, the Copper Mark and Molybdenum Mark at all operating sites globally, as applicable • Producers participating in the Copper Mark and Molybdenum Mark are committed to adhering to internationally recognized responsible operating practices; the framework currently includes 33 issue areas across 5 ESG categories • Requires third-party assurance of site performance and independent Copper Mark validation every three years • FCX initiated the Copper Mark 2.0 assurance process in 2024, which is continuing in 2025 • The Copper Mark is governed by an independent board including NGO participation and multi-stakeholder advisory council FCX AWARDED SITES Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) Climax mine (CO) El Abra mine (Chile) El Paso refinery & rod mill (TX) Fort Madison (IA) Henderson mine (CO) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) PTFI mine (Indonesia) Rotterdam (Netherlands) Safford mine (AZ) Sierrita mine (AZ) Stowmarket (UK) Tyrone mine (NM) Note: FCX’s copper producing sites that produce by-product molybdenum have received both the Copper Mark and the Molybdenum Mark. 32

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Adjusted EBITDA Reconciliation

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($ in mm)	2Q25	1H25	12 mos ended 6/30/2025
Net income attributable to common stock	$772	$1,124	$1,924
Interest expense, net	82	152	294
Income tax provision	850	1,350	2,607
Depreciation, depletion and amortization	668	1,134	2,271
Accretion and stock-based compensation	58	149	251
Other net charges (1)	33	61	444
Other income, net	(41)	(99)	(263)
Net income attributable to noncontrolling interests	775	1,216	2,373
Equity in affiliated companies' net earnings	(6)	(8)	(19)
Adjusted EBITDA (2)	**$3,191**	**$5,079**	**$9,882**

(1) 2Q25 and 1H25 primarily include net charges associated with a PTFI asset impairment and remediation costs related to the fire incident at its new smelter that were not offset by recovery under its construction insurance program ($15 mm in 2Q25 and $38 mm in 1H25), oil and gas ($10 mm in 2Q25 and $13 mm in 1H25) and adjustments to environmental obligations and litigation reserves ($10 mm in 2Q25 and $3 mm in 1H25). 1H25 also includes charges (credits) for previously capitalized costs associated with construction of PTFI's new downstream processing facilities ($24 mm) and adjustments to mining reclamation liabilities ($(11) mm). The 12 months ended June 30, 2025, primarily includes net charges associated with adjustments to mining reclamation liabilities ($152 mm), oil and gas ($130 mm), metal inventory adjustments ($55 mm), remediation costs related to the fire incident at PTFI's new smelter that were not offset by recovery under its construction insurance program ($33 mm), nonrecurring costs related to a new labor agreement at Cerro Verde ($32 mm) and previously capitalized costs associated with construction of PTFI's new downstream processing facilities ($24 mm).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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